UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2009

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

During the second quarter of 2008, Advanced Micro Devices, Inc. (the “Company”) decided to divest its Handheld and Digital Television businesses. The Company is filing this Current Report on Form 8-K to update Items 7 (“Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and 8 (“Financial Statements and Supplementary Data”) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2007 to reflect the reclassification of the assets and liabilities related to its Digital Television and Handheld businesses as discontinued operations for the fiscal years ended December 29, 2007 and December 31, 2006 in accordance with the provisions of Financial Accounting Standards Board Statement No. 144, Accounting for the Impairment or Disposal of Long-lived Assets. This filing is being made in connection with the requirements for the Company’s proxy statement for the Company’s upcoming Special Meeting of Stockholders (the “Proxy Statement”).

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data as of December 29, 2007 and for each of the periods reflected therein are included in this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. This Current Report on Form 8-K should be read in conjunction with the portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2007 that have not been updated herein.

During the fourth quarter of 2008, the Company determined that, based on the ongoing negotiations related to the divestiture of its Handheld business unit, the discontinued operations classification criteria for this business unit were no longer met. As a result, the Company intends to reclassify the operating results of this business unit back to continuing operations in its Annual Report on Form 10-K for the fiscal year ended December 27, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data as of December 29, 2007 and December 31, 2006 and for each of the three years in the period ended December 29, 2007.

99.2	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2009	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Medzonsky
	Name:	Faina Medzonsky
	Title:	Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data as of December 29, 2007 and December 31, 2006 and for each of the three years in the period ended December 29, 2007.

99.2	Consent of Independent Registered Public Accounting Firm.